UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2009
RCN Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16805 (Commission File Number)	22-3498533 (IRS Employer Identification No.)

196 Van Buren Street, Herndon, Virginia (Address of principal executive offices)	20170 (Zip Code)
(703) 434-8200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the 2009 Annual Meeting of Stockholders held on June 2, 2009 (the “Annual Meeting”), stockholders of RCN Corporation (the “Company”) approved an amendment of the Company’s 2005 Stock Compensation Plan (the “2005 Plan”) to allow for a one time stock option exchange program (the “Exchange Program”). The text of the amendment of the Plan and the material terms of the proposed Exchange Program are summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on April 30, 2009 in connection with the Annual Meeting (the “Proxy Statement”). The foregoing description of the amendment of the 2005 Plan does not purport to be complete and is qualified in its entirety by reference to the description in the Proxy Statement and the full text of the 2005 Plan attached to the Company’s definitive proxy statement for its 2007 Annual Meeting of Stockholders filed with the Commission on April 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION
Date: June 26, 2009	By:	/s/ Michael T. Sicoli
		Name:	Michael T. Sicoli
		Title:	Executive Vice President and Chief Financial Officer